UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 3, 2011


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
              (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

 FLORIDA                                000-30392                13-4172059
 -------                                ---------                ----------
 (STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 OF INCORPORATION)                                             IDENTIFICATION)


             335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142

                                      N/A

         (Former name or former address, if changed since last report)



|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective May 03, 2011, Environmental Solutions Worldwide, Inc. (the "Company") entered into certain note subscription agreements and issued unsecured subordinated promissory notes ( collectively the "Loan Agreements") with Orchard Investments, LLC ("Orchard"); Black Family 1997 Trust; Leon D. Black, UAD 11/30/92 FBO Alexander Black; Leon D. Black, UAD 11/30/92 FBO Benjamin Black; Leon D. Black, UAD 11/30/92 FBO Joshua Black; Leon D. Black, UAD 11/30/92 FBO Victoria Black; Leon D. Black; John J. Hannan and Richard Ressler ("Ressler")(each individually a "Subordinated Lender" or "Holder" and collectively the "Subordinated Lenders" or "Holders") who are current shareholders and subordinated lenders under prior loan agreements in the aggregate amount of $3 million with the Company entered into February 17, 2011 and may be deemed affiliates of the Company. The Loan Agreements were approved by the Company's independent directors. Pursuant to the Loan Agreements, the Subordinated Lenders agreed to make, and made, loans to the Company in the principal aggregate amount of $1 million (the "Loan"), subject to the terms and conditions set forth in the Loan Agreements and represented by unsecured subordinated convertible promissory notes (the "Notes"), effective as of May 03, 2011.

Proceeds of the Loan, along with available cash, will be used by the Company to fund working capital.

The Notes provide that the Loan bears interest at a rate of 10% per annum, payable in-kind on a monthly basis commencing May 27, 2011, up to the date on which the Notes have been paid in full. The maturity date of the Loan is the earlier of: (i) the consummation of a rights offering of the Company's Common Stock, par value $.001 (the "Common Stock") registered under the Securities Act of 1933, as Amended (the "Act"), at a sale price of $0.12 per share (as adjusted for any stock split, stock dividend or other similar adjustment) pursuant to a rights offering targeted at $8 million by the Company that raises at least an incremental $2.5 million of cash for the Company and also permits all Subordinated Lenders to exchange their Notes (and the other notes paid in-kind for the payment of interest under the Notes) for shares of Common Stock at such price (with such offering referred to as the "Qualified Offering") or (ii) June 14, 2011 (the "Outside Date"). The Qualified Offering has also been approved by the independent directors of the Company. There can be no assurance, however, that the Company will successfully complete the Qualified Offering on or prior to the Outside Date or thereafter.

In the event the Qualified Offering does not take place on or before the Outside Date, then the Subordinated Lenders at their sole option, may require the Company to refrain from making any and all payments on any of the outstanding principal and accrued interest outstanding under the Notes, however the Company will not be prohibited from paying any accrued interest in-kind through the issuance of substantially similar Notes, at any time. The Holders of the Notes at their sole option may extend the Outside Date.

In the event the Qualified Offering closes on or prior to the Outside Date and for any reason Ressler or Orchard as Holders collectively shall have failed to have invested at least $1 million in the Qualified Offering or pursuant to the Investment Agreement, and Ressler or Orchard wish to invest the balance of such $1 million aggregate amount to purchase Common Stock at a price of $0.12 per share (as adjusted for any stock split, stock dividend or other similar adjustment), then the Company will be required to offer Ressler or Orchard the immediate right to invest the balance of such investment amount to purchase additional shares of Common Stock at such price, so that in the aggregate, Ressler and Orchard shall have collectively invested such $1 million amount.

Concurrent with entering into the Loan Agreements and issuance of the Notes, the commercial lender of the Company and its subsidiaries; the Company and its subsidiaries; and the Subordinated Lenders entered into an Amendment to the Postponement and Subordination Agreement (the "Subordination Agreement") whereby the Subordinated Lenders agreed that the Notes as issued, in addition to the notes issued on February 17, 2011 by the Company to the Subordinated Lenders, would be subordinate to the obligations of the Company and its subsidiaries under the Credit Agreement with the Company's commercial lender.

The foregoing summary of the Note, the Loan Agreement and Investment Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such documents, copies of which are attached hereto as Exhibits 4.1, 4.2, and 10.1 respectively, and incorporated herein by reference.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the discussion in item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The Notes were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") contained in Section 4(2) thereof. The Notes and the shares of Common Stock issuable upon exchange thereof, have not been registered under the Act, or state securities laws, and may not be offered or sold in the United States without being registered with the Securities and Exchange Commission or in reliance upon an applicable exemption from registration requirements of the Securities Act.

Information called for by this item is contained in Item 1.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No Description

4.1 Form of Subordinated Note Subscription Agreement effective as of May 03, 2011 by Environmental Solutions Worldwide, Inc. and the Subordinated Lenders.

4.2 Form of Unsecured Subordinated Promissory Note effective as of May 03, 2011 by Environmental Solutions Worldwide, Inc. in favor of the Subordinated Lenders.

10.1 Form of Amendment to the Subordination Agreement dated as of May 3, 2011 by Environmental Solutions and its subsidiaries, their commercial lender and the Subordinated Lenders.



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: May 05, 2011

                                           By: /s/ Mark Yung
                                               -------------
                                                   Mark Yung
                                                   Executive Chairman